Restricted cash	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Restricted cash
6	Restricted cash

	December 31, 2022	December 31, 2021
Restricted cash (i)	1,608	1,183

Total	1,608	1,183

(i)
As at December 31, 2022, the restricted cash includes US$608 (December 31, 2021 - US$1,183), which Itaú Bank in Brazil holds. These deposits are not available for use by the other entities within the Group. This amount refers to the guarantee granted related to BNDES and Itaú loans. Refer to note 16 for additional details. The restricted cash also includes US$1,000 (December 31, 2021 – US$0) related to guarantees used to increase the Group’s corporate credit cards limits.